Exhibit 99.1

Pure Storage Announces Fiscal Fourth Quarter and Full Year 2024 Financial Results
FY24 TCV sales growth of Evergreen//One and Evergreen//Flex offerings exceeding 100%
Q4 RPO growing 31% year-over-year

SANTA CLARA, Calif. – February 28, 2024 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its fiscal fourth quarter and full year 2024 ended February 4, 2024.

"Our data platform strategy is revolutionizing the storage industry. It helps enterprises and service providers unify fragmented data environments into a seamless, modern, and efficient system—a system performance-ready for artificial intelligence,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “And this can all be done now with Flash reliability, performance and economics, even at hard disk system price levels."

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $789.8 million, a decrease of 3% year-over-year
•Full-year revenue $2.8 billion, up 3% year-over-year

•Q4 subscription services revenue $328.9 million, up 24% year-over-year
•Full-year subscription services revenue $1.2 billion, up 26% year-over-year

•Q4 subscription annual recurring revenue (ARR) $1.4 billion, up 25% year-over-year
•Remaining performance obligations (RPO) $2.3 billion, up 31% year-over-year

•Q4 GAAP gross margin 72.0%; non-GAAP gross margin 73.7%
•Full-year GAAP gross margin 71.4%; non-GAAP gross margin 73.2%

•Q4 GAAP operating income $57.4 million; non-GAAP operating income $157.8 million
•Full-year GAAP operating income $53.6 million; non-GAAP operating income $458.4 million

•Q4 GAAP operating margin 7.3%; non-GAAP operating margin 20.0%
•Full-year GAAP operating margin 1.9%; non-GAAP operating margin 16.2%

•Q4 operating cash flow $244.4 million; free cash flow $200.9 million
•Full-year operating cash flow $677.7 million; free cash flow $482.6 million

•Total cash, cash equivalents, and marketable securities $1.5 billion

•Returned approximately $21.4 million and $135.7 million in Q4 and FY24, respectively, to stockholders through share repurchases of 0.6 million shares and 4.7 million shares, respectively.

•Authorized incremental share repurchases of up to an additional $250 million under its stock repurchase program.

“We closed FY24 delivering strong RPO growth, and exceeded our revenue and operating margin guidance in Q4,” said Kevan Krysler, Chief Financial Officer, Pure Storage. “Looking to FY25, we expect double-digit revenue growth and strong growth of RPO, fueled by our highly differentiated data storage platform, and strength of our Evergreen and Portworx consumption and subscription offerings.”

Full Year Company Highlights

•Strong Subscription Services Momentum: Pure Storage set a new industry standard in FY24 with eight total service level agreements (SLAs) across its Evergreen portfolio, including the first and only Paid Power & Rack commitment for Evergreen//One and Evergreen//Flex, in addition to first-of-its-kind energy efficiency and ransomware recovery guarantees.
•Market-Leading Platform Innovation: In FY24, Pure Storage introduced the cost-optimized E//Family with FlashBlade//E, followed by FlashArray//E, enabling customers to leverage flash storage for any workload. Additionally, Pure delivered its largest ever performance, efficiency, and security advancements with the next generation FlashArray//X and FlashArray//C, expanded its strategic partnership with Microsoft with the introduction of Pure Cloud Block Store for Azure VMware Solution, and delivered the first and only native, unified block and file experience purpose-built for flash storage with the GA of File Services for FlashArray.
•AI Customer Impact: Among the first enterprise data storage vendors to receive the NVIDIA DGX BasePOD certification, and delivering critical validated designs with key alliance partners, Pure Storage continued to add to its 100+ customers across a wide variety of AI use cases, including self-driving cars, financial services, genomics, gaming, manufacturing, and many more.
•Industry Recognition and Accolades: In FY24, Pure Storage was recognized as a leader for the tenth consecutive year in the Gartner Magic Quadrant for Primary Storage, and the third consecutive year in the Gartner Magic Quadrant for Distributed File Systems and Object Storage. Additionally, Pure Storage was named a leader in the inaugural IDC MarketSpace: Worldwide Container Data Management 2023 Vendor Assessment.

First Quarter and FY25 Guidance

Q1 and FY25 revenue and revenue growth rates are reflective of continuing outperformance and increased momentum in Evergreen//One Storage-as-a-Service.

Q1FY25
Revenue	$680M
Revenue YoY Growth Rate	15.4%
Non-GAAP Operating Income	$68M
Non-GAAP Operating Margin	10%

FY25
Revenue	$3.1B
Revenue YoY Growth Rate	10.5%
TCV Sales for Evergreen//One & Evergreen//Flex Subscription Service Offerings	$600M
TCV Sales for Evergreen//One & Evergreen//Flex Subscription Service Offerings YoY Growth Rate	Approximately 50%
Non-GAAP Operating Income	$532M
Non-GAAP Operating Margin	17%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Share Repurchase Authorization

Pure's audit committee has approved incremental share repurchases of up to an additional $250 million under its stock repurchase program, in addition to the $145 million remaining under the existing program authorization. The authorization allows Pure to repurchase shares of its Class A common stock opportunistically and will be funded from available working capital. Repurchases may be made at management's discretion from time to time on the open market through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase program does not have an expiration date, does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.

Conference Call Information

Pure will host a teleconference to discuss the fiscal fourth quarter and full year 2024 results at 2:00 pm PT today, February 28, 2024. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

KeyBanc Capital Markets Emerging Technology Summit
Date: Tuesday, March 5, 2024
Time: 11:30 a.m. PT / 2:30 p.m. ET
Chief Financial Officer Kevan Krysler and Chief Technology Officer Rob Lee

Morgan Stanley Technology, Media & Telecom Conference
Date: Wednesday, March 6, 2024
Time: 10:15 a.m. PT / 1:15 p.m. ET
Chairman and CEO Charles Giancarlo and Chief Financial Officer Kevan Krysler

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with the highest Net Promoter Score in the industry, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2023 Gartner Magic Quadrant for Primary Storage
Leader in the 2023 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial and business results, demand for our products and subscription services, including Evergreen//One, our technology and product strategy, specifically customer priorities around sustainability, the benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, including the E//Family, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 5, 2023. All information provided in this release and in the attachments is as of February 28, 2024, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and Evergreen//Flex offerings is an operating metric, representing the value of orders received and/or expected to be received during the fiscal year.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring costs related to severance and termination benefits, and costs associated with the impairment and early exit of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots – Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Global Communications, Pure Storage
pr@purestorage.com

###

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2024	2023

Assets
Current assets:
Cash and cash equivalents	$702,536	$580,854
Marketable securities	828,557	1,001,352
Accounts receivable, net of allowance of $1,060 and $1,057	662,179	612,491
Inventory	42,663	50,152
Deferred commissions, current	88,712	68,617
Prepaid expenses and other current assets	173,407	161,391
Total current assets	2,498,054	2,474,857
Property and equipment, net	352,604	272,445
Operating lease right-of-use assets	129,942	158,912
Deferred commissions, non-current	215,620	177,239
Intangible assets, net	33,012	49,222
Goodwill	361,427	361,427
Restricted cash	9,595	10,544
Other assets, non-current	55,506	38,814
Total assets	$3,655,760	$3,543,460

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$82,757	$67,121
Accrued compensation and benefits	250,257	232,636
Accrued expenses and other liabilities	135,755	123,749
Operating lease liabilities, current	44,668	33,707
Deferred revenue, current	852,247	718,149
Debt, current	—	574,506
Total current liabilities	1,365,684	1,749,868
Long-term debt	100,000	—
Operating lease liabilities, non-current	123,201	142,473
Deferred revenue, non-current	742,275	667,501
Other liabilities, non-current	54,506	42,385
Total liabilities	2,385,666	2,602,227
Stockholders’ equity:
Common stock and additional paid-in capital	2,749,627	2,493,799
Accumulated other comprehensive loss	(3,782)	(15,504)
Accumulated deficit	(1,475,751)	(1,537,062)
Total stockholders' equity	1,270,094	941,233
Total liabilities and stockholders' equity	$3,655,760	$3,543,460

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2024	2023	2024	2023

Revenue:
Product	$460,891	$545,108	$1,622,869	$1,792,153
Subscription services	328,914	265,099	1,207,752	961,281
Total revenue	789,805	810,207	2,830,621	2,753,434
Cost of revenue:
Product (1)	128,842	174,471	472,430	569,793
Subscription services (1)	92,459	74,419	337,000	285,995
Total cost of revenue	221,301	248,890	809,430	855,788
Gross profit	568,504	561,317	2,021,191	1,897,646
Operating expenses:
Research and development (1)	186,841	185,557	736,764	692,528
Sales and marketing (1)	248,136	246,480	945,021	883,609
General and administrative (1)	59,299	64,696	252,243	237,996
Restructuring, impairment and other (2)	16,846	—	33,612	—
Total operating expenses	511,122	496,733	1,967,640	1,814,133
Income from operations	57,382	64,584	53,551	83,513
Other income (expense), net	13,416	16,705	37,035	8,295
Income before provision for income taxes	70,798	81,289	90,586	91,808
Income tax provision	5,360	6,818	29,275	18,737
Net income	$65,438	$74,471	$61,311	$73,071

Net income per share attributable to common stockholders, basic	$0.21	$0.25	$0.20	$0.24
Net income per share attributable to common stockholders, diluted	$0.20	$0.22	$0.19	$0.23
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	317,731	303,614	311,831	299,478
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	332,014	339,699	332,568	339,184

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,614	$2,791	$9,670	$10,245
Cost of revenue -- subscription services	6,065	5,652	25,412	22,630
Research and development	41,069	41,212	167,294	161,694
Sales and marketing	18,863	17,767	74,746	72,507
General and administrative	7,573	15,081	54,305	60,541
Total stock-based compensation expense	$76,184	$82,503	$331,427	$327,617

(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2024	2023	2024	2023

Cash flows from operating activities
Net income	$65,438	$74,471	$61,311	$73,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,856	28,164	124,416	100,432
Stock-based compensation expense	76,184	82,503	331,427	327,617
Lease impairment and abandonment charges	—	—	16,766	—
Other	7,403	4,882	1,559	7,355
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(25,728)	(176,940)	(49,687)	(70,724)
Inventory	1,532	5,722	6,810	(10,619)
Deferred commissions	(39,415)	(10,724)	(58,476)	451
Prepaid expenses and other assets	(45,355)	24,584	(25,669)	(31,580)
Operating lease right-of-use assets	8,230	7,740	35,499	33,813
Accounts payable	(20,376)	(29,611)	13,468	(7,075)
Accrued compensation and other liabilities	96,074	89,823	43,317	72,084
Operating lease liabilities	(10,434)	(5,020)	(31,891)	(33,359)
Deferred revenue	98,016	137,432	208,872	305,768
Net cash provided by operating activities	244,425	233,026	677,722	767,234
Cash flows from investing activities
Purchases of property and equipment(1)	(43,570)	(60,229)	(195,161)	(158,139)
Acquisition, net of cash acquired	—	—	—	(1,989)
Purchases of marketable securities	(119,776)	(409,306)	(471,501)	(501,435)
Sales of marketable securities	6,558	6,155	59,053	6,155
Maturities of marketable securities and other	114,956	81,700	610,855	433,995
Net cash provided by (used in) investing activities	(41,832)	(381,680)	3,246	(221,413)
Cash flows from financing activities
Net proceeds from exercise of stock options	6,866	5,647	39,770	24,778
Proceeds from issuance of common stock under employee stock purchase plan	—	—	45,089	39,965
Proceeds from borrowings	—	—	106,890	—
Principal payments on borrowings and finance lease obligations	(1,617)	(1,095)	(586,199)	(257,240)
Tax withholding on equity awards	(13,402)	(3,471)	(29,984)	(19,601)
Repurchases of common stock	(21,460)	(67,504)	(135,801)	(219,068)
Net cash used in financing activities	(29,613)	(66,423)	(560,235)	(431,166)
Net increase (decrease) in cash and cash equivalents and restricted cash	172,980	(215,077)	120,733	114,655
Cash, cash equivalents and restricted cash, beginning of period	539,151	806,475	591,398	476,743
Cash, cash equivalents and restricted cash, end of period	$712,131	$591,398	$712,131	$591,398

(1) Includes capitalized internal-use software costs of $3.7 million and $3.2 million for the fourth quarter of fiscal 2024 and 2023 and $19.4 million and $13.7 million for fiscal 2024 and 2023.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2024						2023
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,614	(c)					$2,791	(c)
			58	(d)					37	(d)
			177	(e)					—
			—						292	(f)
			3,306	(g)					3,306	(g)
Gross profit -- product	$332,049	72.0%	$6,155		$338,204	73.4%	$370,637	68.0%	$6,426		$377,063	69.2%

			$6,065	(c)					$5,652	(c)
			276	(d)					159	(d)
			985	(e)					—
			—						306	(f)
			—						16	(h)
Gross profit -- subscription services	$236,455	71.9%	$7,326		$243,781	74.1%	$190,680	71.9%	$6,133		$196,813	74.2%

			$8,679	(c)					$8,443	(c)
			334	(d)					196	(d)
			1,162	(e)					—
			—						598	(f)
			3,306	(g)					3,306	(g)
			—						16	(h)
Total gross profit	$568,504	72.0%	$13,481		$581,985	73.7%	$561,317	69.3%	$12,559		$573,876	70.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate payments to former shareholders of acquired company.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2024
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$9,670	(c)
			415	(d)
			402	(e)
			177	(f)
			13,224	(g)
Gross profit -- product	$1,150,439	70.9%	$23,888		$1,174,327	72.4%

			$25,412	(c)
			1,424	(d)
			413	(e)
			985	(f)
			18	(h)
Gross profit -- subscription services	$870,752	72.1%	$28,252		$899,004	74.4%

			$35,082	(c)
			1,839	(d)
			815	(e)
			1,162	(f)
			13,224	(g)
			$18	(h)
Total gross profit	$2,021,191	71.4%	$52,140		$2,073,331	73.2%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate expenses for severance and termination benefits related to workforce realignment.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2024						2023
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$76,184	(c)					$82,503	(c)
			—						888	(d)
			2,722	(e)					1,799	(e)
			3,536	(f)					3,839	(f)
			—						5,004	(g)
			18,009	(h)					—
Operating income	$57,382	7.3%	$100,451		$157,833	20.0%	$64,584	8.0%	$94,033		$158,617	19.6%

			$76,184	(c)					$82,503	(c)
			—						888	(d)
			2,722	(e)					1,799	(e)
			3,536	(f)					3,839	(f)
			—						5,004	(g)
			18,009	(h)					—
			154	(i)					804	(i)
			—						357	(j)
Net income	$65,438		$100,605		$166,043		$74,471		$95,194		$169,665
Net income per share -- diluted	$0.20				$0.50		$0.22				$0.53
Weighted-average shares used in per share calculation -- diluted	332,014		—		332,014		339,699		(21,884)	(k)	317,815

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate expenses for severance and termination benefits related to workforce realignment.
(i) To eliminate amortization expense of debt issuance costs related to our debt.
(j) To eliminate net loss from legal settlement in connection with a facility abandoned in the second quarter of fiscal 2021.
(k) To exclude the dilutive effect from convertible note due to the related capped call hedge.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2024
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$331,427	(c)
			2,341	(d)
			14,648	(e)
			6,687	(f)
			16,766	(g)
			18,009	(h)
			$14,930	(i)
Operating income	$53,551	1.9%	$404,808		$458,359	16.2%

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(g) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(h) To eliminate expenses for severance and termination benefits related to workforce realignment.
(i) To eliminate amortization expense of acquired intangible assets.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2024	2023	2024	2023
Net cash provided by operating activities	$244,425	$233,026	$677,722	$767,234
Less: purchases of property and equipment(1)	(43,570)	(60,229)	(195,161)	(158,139)
Free cash flow (non-GAAP)	$200,855	$172,797	$482,561	$609,095

(1) Includes capitalized internal-use software costs of $3.7 million and $3.2 million for the fourth quarter of fiscal 2024 and 2023 and $19.4 million and $13.7 million for fiscal 2024 and 2023.